KBW Community Bank Investor Conference August 2, 2011 Greg Garrabrants President & Chief Executive Officer Exhibit 99.1

1
Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act.  These
statements may include, but are not limited
to, projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters.  Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2010 and its Earnings Report on Form 10-Q for the quarter ended March 31, 2011. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2
Key Accomplishments
Common stock currently trading at: 112.5% of book; 8.23x TTM P/E
2
1. Based on nine-months ended 3/31/2011 - annualized.
2. As of 7/22/11 closing price of $14.90 per share, book value and earnings at March 31, 2011.
Return on equity of 15.0% (YTD 3/11)
Efficiency ratio of 39.3% (YTD 3/11)
5-year asset growth of 18.4% (CAGR) 6/30/2010
5-year deposit growth of 21.8% (CAGR) 6/30/2010
Third highest ranking on SNL list of top performing thrifts (March 2010)
Top 4 community bank-based upon 2-year ROE
Top 30 community bank-based upon 3-year ROE
1
2
3
4
5
6
7
BofI joins the Russell 3000 index on June 25, 2010
8

Corporate Profile
1.  Quarter ended March 31, 2011   2.  As of 7/22/11 closing price of $14.90 per share.  Book value at March 31, 2011.
$1.7 billion asset savings and loan
holding company
1
10 years operating history, publicly
traded on NASDAQ(BOFI) since 2005
Headquartered in single branch
location in San Diego, CA
35,000 deposit and loan customers
1
170 employees ($10 million in assets
per employee)
1
Market Capitalization of $156 million
2
Price/Tangible Book Value = 112.5%
2

The best of the biggest (part 1)

The 100 largest public thrifts by asset size, ranked by financial performance for the 12 months ended March 31, 2010 (1-25)

2009 rank[1]	2008 rank[2]	Company (ticker)	State	Score	Total assets ($M)	Core ROAA (%)	Core ROAE (%)	TBV / share 3-yr CAGR (%)	Efficiency ratio (%)	NPAs +90 / assets (%)	NCOs / avg. loans (%)
1	NR	Malaga Financial Corp. (MLGF)	CA	95.80	829.0	1.22	14.87	7.61	37.95	0.21	-0.01
2	2	Hingham Institution for Savings (HIFS)	MA	90.70	966.4	1.00	14.06	8.37	44.13	1.34	0.08
3	5	BofI Holding Inc. (BOFI)	CA	89.40	1,401.1	1.16	15.87	13.14	32.23	1.21	0.80
4	42	New York Community Bancorp Inc. (NYB)	NY	88.50	42,430.7	1.22	9.56	9.97	35.40	2.40	0.14
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8	12	Ocean Shore Holding Co. (OSHC)	NJ	82.70	781.2	0.70	6.62	17.39	63.05	0.33	0.07
9	1	Flushing Financial Corp. (FFIC)	NY	81.10	4,183.1	0.77	9.25	5.76	47.48	2.36	0.39
10	6	Harleysville Savings Financial Corp. (HARL)	PA	79.10	843.1	0.58	9.60	3.54	61.88	0.08	0.07
11	9	Teche Holding Co. (TSH)	LA	76.30	763.6	1.01	10.68	6.35	67.08	1.99	0.36
11	7	TrustCo Bank Corp NY (TRST)	NY	76.30	3,718.8	0.79	11.79	0.62	52.58	1.50	0.48
13	NR	Home Bancorp Inc. (HBCP)[5]	LA	76.20	696.7	1.00	4.13	4.21	67.07	0.38	0.04
14	38	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	75.20	1,067.7	0.64	3.76	1.33	55.47	0.23	0.02
15	29	OceanFirst Financial Corp. (OCFC)	NJ	74.60	2,199.2	0.89	9.98	-0.76	58.60	2.03	0.21
16	18	Northwest Bancshares Inc. (NWBI)	PA	74.20	8,084.6	0.63	5.42	36.90	61.53	1.72	0.53
17	NR	Territorial Bancorp Inc. (TBNK)[4]	HI	74.10	1,408.8	0.83	6.05	-0.72	63.23	0.28	0.07
18	37	Oritani Financial Corp. (MHC) (ORIT)	NJ	73.10	2,054.2	0.71	5.69	1.55	47.37	2.12	0.48
19	43	Beacon Federal Bancorp Inc. (BFED)[5]	NY	72.60	1,073.3	0.55	5.85	2.51	54.20	1.57	0.28
20	39	Rockville Financial Inc. (MHC) (RCKB)	CT	72.00	1,560.4	0.67	6.78	1.76	65.58	1.13	0.15
21	49	NewAlliance Bancshares Inc. (NAL)	CT	71.80	8,500.9	0.65	3.87	3.98	61.07	0.86	0.31
22	51	Brookline Bancorp Inc. (BRKL)	MA	71.10	2,639.1	0.86	4.61	8.42	47.99	1.32	0.30
22	NR	Colonial Bankshares Inc. (MHC) (COBK)	NJ	71.10	567.9	0.52	6.59	-3.77	69.97	0.67	0.04
24	32	LSB Corp. (LSBX)	MA	70.80	806.6	0.54	6.26	2.28	61.07	1.36	0.18
25	23	Capitol Federal Financial (MHC) (CFFN)[6]	KS	70.20	8,485.5	NA	NA	2.64	43.20	0.71	0.05

Companies that had not filed 10-Qs or 10-Ks for the period ended March 31, 2010, by June 11 were excluded from the rankings.

[1] Twelve months from March 31, 2009, to March 31, 2010

[2] 2008 calendar year

[3] One-year tangible book value/share growth rate was used, since neither three-year nor two-year rate was available.

[4] Median tangible book value/share growth rate of -0.72 was used for Territorial Bancorp Inc., since three-year, two-year, and one-year rates were unavailable.

[5] Two-year tangible book value/share growth rate was used, since three-year rate was not available.

[6] Core ROAA and core ROAE were not available for Capitol Federal Financial, so the median core ROAA and core ROAE for the rest of the companies of 0.36 and 3.00 were used to rank the company.

Note: Financials reported in 10-Qs and 10-Ks were used to compile rankings. When data points were not reported in 10-Qs and 10-Ks, financials filed in call reports were used.

Source: SNL Financial

The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size BofI Holding, Inc. (BOFI) 3 5 CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80 4

Rank/Institution		Location	Total Assets ($000)	Market Value ($M)
1	HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2	Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3	Tri-County Financial Group (TYFG)	Mendota, IL	610.57	NA
4	Suffolk Bancorp (SUBK)	Riverhead, NY	1,618.19	153.55
5	Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6	Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7	Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8	Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9	Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10	Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11	Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12	Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13	Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14	Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15	Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16	Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17	RBC (RBCI)	Demopolis, AL	234.96	23.42
18	MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19	S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20	Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21	Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22	Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23	Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24	Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25	American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26	1st Summit of Johnstown (FSMK)	Johnstown, PA	[illegible]	[illegible]
27	BofI Holding (BOFI)	San Diego, CA	1,660.84	157.53
28	Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29	Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30	Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

30
Asset growth (%)
Average Asset Growth
Top 26
BofI Asset Growth for
March 31, 2011
13.8
10
50
0
20
40
60
23.9
BofI is Number 27th on the 3-Year
Average ROE Listing¹...
... But BofI has Achieved Higher Asset
Growth and Maintained its ROE
1. Source:  SNL Survey Data as of 12/31/10.
2. Based upon asset growth between March 31, 2010 and March 31, 2011.
Top Community Banks
1
2

bankofinternet

Rank/Institution		Location	Total Assets ($000)	Market Value ($M)
1	HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2	Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3	Tri-County Financial Group (TYFG)	Mendota, IL	610.57	NA
4	Suffolk Bancorp (SUBK)	Riverhead, NY	1,618.19	153.55
5	Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6	Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7	Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8	Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9	Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10	Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11	Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12	Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13	Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14	Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15	Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16	Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17	RBC (RBCI)	Demopolis, AL	234.96	23.42
18	MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19	S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20	Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21	Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22	Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23	Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24	Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25	American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26	1st Summit of Johnstown (FSMK)	Johnstown, PA	679.49	81.72
27	BofI Holding (BOFI)	San Diego, CA	1,660.84	157.53
28	Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29	Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30	Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

Rank/Institution		Location	Total Assets ($000)	Market Value ($M)
1	HBancorporation (HBIN)	Lawrenceville, IL	74.96	NA
2	Guaranty Bancshares (GNTY)	Mount Pleasant, TX	972.03	86.43
3	Tri County Financial Group (TYFG)	Mendota, IL	610.57	NA
4				
5	Citizens Financial Services (CZFS)	Mansfield, PA	812.53	105.97
6	Minster Financial Corp. (MTFC)	Minster, OH	306.84	43.00
7	Commercial National Financial (CEFC)	Ithaca, MI	403.26	28.26
8	Bridge Bancorp (BDGE)	Bridgehampton, NY	1,028.46	136.37
9	Arrow Financial Corp. (AROW)	Glens Falls, NY	1,908.34	275.43
10	Merchants Bancshares (MBVT)	South Burlington, VT	1,487.64	165.98
11	Cass Information Systems (CASS)	Bridgeton, MO	1,188.04	346.56
12	Canandaigua National (CNND)	Canandaigua, NY	1,661.50	167.14
13	Southern Missouri Bancorp (SMBC)	Poplar Bluff, MO	688.25	53.71
14	Tri City Bankshares Corp. (TRCY)	Oak Creek, WI	1,141.69	154.68
15	Malaga Financial Corp. (MLGF)	Palos Verdes Est., CA	814.00	102.14
16	Cambridge Bancorp (CATC)	Cambridge, MA	1,130.99	132.17
17	RBC (RBCI)	Demopolis, AL	234.96	23.42
18	MNB Holdings Corp. (MNBO)	San Francisco, CA	185.17	11.90
19	S.Y. Bancorp (SYBT)	Louisville, KY	1,902.95	334.16
20	Chesapeake Financial (CPKF)	Kilmarnock, VA	607.73	43.52
21	Farmers & Merchants (FMCB)	Lodi, CA	1,841.49	319.56
22	Steuben Trust Corp. (SBHO)	Hornell, NY	340.50	42.57
23	Baker Boyer Bancorp (BBBK)	Walla Walla, WA	466.01	99.01
24	Penn Bancshares (PEBA)	Pennsville, NJ	197.25	14.24
25	American Business Bank (AMBZ)	Los Angeles, CA	1,007.57	101.40
26	1st Summit of Johnstown (FSMK)	Johnstown, PA	679.49	81.72
27	BofI Holding (BOFI)	San Diego, CA	1,660.84	157.53
28	Union Bankshares (UNB)	Morrisville, VT	454.09	89.14
29	Jeff Davis Bancshares (JDVB)	Jennings, LA	537.48	75.66
30	Hingham Inst. for Savings (HIFS)	Hingham, MA	1,017.85	109.40

BofI is 27th on the 3-Year Average ROE
Listing ...
BofI is 4th on the 2-Year Average ROE
Listing ...
BofI Holding (BOFI) San Diego, CA 1,660.84 157.53
1. Source:  SNL Survey Data as of 12/31/10.
2. Based upon Fiscal 2011 nine months annualized and Fiscal
2010
results for
BofI
compared to the
26
banks that ranked higher than BofI in the SNL survey prepared
Top Community Banks
1
2
for the three years ended 12/31/10.

Primary Business – Deposits
• Deposit base: ~$1,191M
• Full-featured products
• Self-service operations
• Highly efficient operations
(9 CSRs; 31,000
accounts)
• Deposit base: ~$75M
• Strong start in first full
year of operations
• One dedicated employee
• Significant expansion
opportunities
1.  Bank as of 3/31/2011
1
1
Deposit products

Primary Businesses – Lending
Lending
Single family
Multifamily
Wholesale
banking
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Bank loan
purchase
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense"
underwriting
– Quarter to date average LTV
of 52.9%
• 15 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• Quarter to date average LTV of
58.0% and DSCR of 1.48%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic

Loan Origination Group Production
Single Family – Jumbo Portfolio
Multifamily – Portfolio
73.6
78.7
Total
$175.6
154.5
100.2
$274.5
Single Family – Gain on Sale $23.3 $19.8
(In millions)
1.  Applications in as of 6/30/2011
Q3-2011
Production
Pipeline
1

Multi Family and Single Family Production are a
Reliable Asset Generation Platform for the Bank
($ Million)
Q1
Q2
($ Million)
Q1
Q2
Q3
Q3
0
10
20
30
40
50
60
70
80
0
10
20
30
40
50
60
70
80
$27
$74
$78
$29
$53
$74
Multifamily Loan Production
Single Family Jumbo

Our Business Model is More Profitable
Because Our Costs are Lower …
Salaries and benefits
Premises and equipment
BofI
(%)
0.77
0.15
Other non-interest
expense
0.53
Total non-interest
expense
1.45
Core business margin 2.13
1.37
0.37
1.28
3.02
0.54
Banks
$1-$10bn
(%)
Net interest income 3.58 3.56
As % of average assets
1
2
1. Bank of Internet USA only for three months ended 3/31/11 - the most recent data on FDIC website “Statistics on Depository Institutions Report.”  Excludes BofI Holding
company to compare to FDIC data.
2.
Commercial banks by asset size. FDIC reported for three months ended 3/31/11. Total of 431 institutions $1-$10 billion.

Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
61.50
40.11
34.49
30.67
31.39
0
20
40
60
80
(%)
Banks Q3 ‘11 Q2 ‘11 Q1 ‘11 Q4 ’10
One of the lowest
rates in the
industry
… Resulting In An Efficiency Ratio That Is
Consistently One of the Industry’s
Lowest
1
1.
Reported by FDIC – 431 commercial banks with $1-$10 billion in assets for the quarter ended 3/31/11.
Source:  FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.

0.84
0.35
0
1
2
3
(%)
BofI
Bank $1-10bn
2.46
0.42
0
1
2
3
(%)
BofI Bank $1-10bn
1. Bank of Internet USA only at 3/31/11 (excludes BofI Holding, Inc. to compare to FDIC data).
2. Commercial banks by asset size. FDIC reported at 3/31/11. Total of 431 institutions $1-$10 billion.
Best in Class Asset Quality
2
1
1
2
Assets 30-89 days delinquent
Assets in non-accrual

Mortgage Loan Portfolio – Years Seasoned
and Loan-to-Value
3/31/11
3.4
4.1
3.8
4.1
0 1 2 3 4 5 6
Single Family
Multifamily
Commercial
Home Equity
Weighted-average number of years since origination Weighted-average loan-to-value
53
47
53
54
0 20 40 60
Percent
1. Based on current loan balance and collateral value at origination or purchase.
1

15 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential